UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2026

Invesco Mortgage Capital Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34385	26-2749336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 Spring Street, N.W., Suite 2500,
Atlanta,	Georgia	30309
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (404) 892-0896
n/a
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	IVR	New York Stock Exchange
7.50% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock	IVR PrC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of Invesco Mortgage Capital Inc. (the “Company” or “registrant” ) was held on May 5, 2026. Proxies for the meeting were solicited pursuant to Section 14(a) of the Exchange Act, and there was no solicitation in opposition to the Company's Board of Directors solicitations. At this meeting, the stockholders were requested to: (1) elect a Board of Directors, (2) approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in the Company's proxy statement, and (3) ratification of the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, all of which were described in the Company's proxy statement. The following actions were taken by the Company’s stockholders with respect to each of the foregoing items:

1. Election of a Board of Directors. All the nominees for director were re-elected with at least 94.0% of the votes cast. With respect to each nominee, the total number of broker non-votes was 26,404,510. The table below sets forth the voting results for each director.

Name of Nominee	Votes Cast “For”	Votes Cast “Against”	Abstentions
Robert L. Fleshman	26,704,552	1,536,131	409,161
Katharine W. Kelley	27,201,405	1,035,487	412,952
Stephanie J. Larosiliere	27,252,978	1,038,849	358,017
Don H. Liu	26,604,545	1,695,920	349,379
W. Wesley McMullan	27,142,438	1,104,105	403,301
Robert B. Waldner	27,227,110	1,004,565	418,169

2. Advisory vote on executive compensation. The Company's stockholders approved, on an advisory, non-binding basis, the compensation of our named executive officers by the affirmative vote of 89.0% of the votes cast. The total number of broker non-votes was 26,404,510. The table below sets forth the voting results.

Votes Cast “For”	Votes Cast “Against”	Abstentions
24,600,543	3,045,742	1,003,559

3. Ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The proposal was approved by the stockholders by 96.3% of the votes cast, and the voting results were as follows. There were no broker non-votes.

Votes Cast “For”	Votes Cast “Against”	Abstentions
52,242,541	2,016,486	795,327

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Mortgage Capital Inc.

By: /s/ Tina Carew
Tina Carew
Vice President, General Counsel and Secretary

Date: May 7, 2026